UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2004

URECOATS INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-8686
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

URECOATS INDUSTRIES INC.
FORM 8-K
December 15, 2004
INDEX

		Page

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

	Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

SIGNATURES		4

2

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

1.	Item 5.02 (b)

On December 15, 2004, Matthew R. Simring, resigned as Urecoats Industries Inc.’s (the “Registrant” or “Urecoats”) General Counsel and Corporate Secretary.

On December 15, 2005, Fitzpatrick M. Estriplet, joined the Registrant as General Counsel and Corporate Secretary. Prior to joining Urecoats, Mr. Estriplet was legal counsel at First NLC Financial Services, LLC, a subprime residential mortgage banking company. Prior thereto, he held different positions in various capacities with several major financial firms and transfer agents. Mr. Estriplet earned both his Bachelor of Arts and Science degrees in Political Science and Philosophy, Cum Laude, in 1996 from the University of Massachusetts at Amherst, and Juris Doctor degree in 2002 from Nova Southeastern University, Shepard Broad Law Center, located in Fort Lauderdale.

On and effective December 15, 2004, the Registrant was notified by Mark Reichenbaum of his resignation as a member of the Registrant’s Board of Directors and any of the committees of the Registrant’s Board of Directors. Mr. Reichenbaum served on the Registrant’s Board of Directors since May 28, 2002 and immediately prior to his resignation was a member of the Audit, Compensation and Corporate Governance Committees.

On and effective December 20, 2004, the Registrant was notified by Jerold L. Zaro of his resignation as a member of the Registrant’s Board of Directors and any of the committees of the Registrant’s Board of Directors. Mr. Zaro served on the Registrant’s Board of Directors since October 9, 2001 and immediately prior to his resignation was the Chairperson of the Corporate Governance and a member of the Compensation and Executive Committees.

2.	Item 5.02 (c)

On and effective December 20, 2004, the Board of Directors of the Registrant appointed Michael T. Adams, the Registrant’s President, as a member of its Board of Directors. The Chairman of the Board and President identified the need for a new director based on the resignation of two directors as described in Item 5.02(b)1 above and the Chairman of the Board recommended Mr. Adams as a candidate to the Corporate Governance Committee for consideration. The Corporate Governance Committee reviewed Mr. Adams’ qualifications and recommended his appointment to the Board of Directors. The Board of Directors, upon recommendation of the Corporate Governance Committee, approved the assignment of Mr. Adams as a member and the Chairperson of the Corporate Governance Committee.

3

SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 20, 2004	URECOATS INDUSTRIES INC.

		By:	/s/ Michael T. Adams, President
Michael T. Adams
President

Date:	December 20, 2004	URECOATS INDUSTRIES INC.

		By:	/s/ Dennis A. Dolnick, Chief Financial Officer
Dennis A. Dolnick
Chief Financial Officer

4